Exhibit 10.9

Redacted Version

TENTH AMENDING AGREEMENT

TO THE OBSIDIAN ENERGY LTD.

AMENDED AND RESTATED CREDIT AGREEMENT

THIS TENTH AMENDING AGREEMENT is made effective as of March 27, 2020 (the “Tenth Amendment Date”),

BETWEEN:

OBSIDIAN ENERGY LTD.

as Borrower

- and -

ROYAL BANK OF CANADA,

THE BANK OF NOVA SCOTIA,

BANK OF MONTREAL,

CANADIAN IMPERIAL BANK OF COMMERCE,

EXPORT DEVELOPMENT CANADA,

ATB FINANCIAL,

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC,

NATIONAL BANK OF CANADA, and

BUSINESS DEVELOPMENT BANK OF CANADA

as Lenders

- and -

ROYAL BANK OF CANADA

as Administrative Agent on behalf of the Lenders

PREAMBLE:

A.

Pursuant to the Amended and Restated Credit Agreement dated May 18, 2017 as amended by a first amending agreement dated May 10, 2018, a second amending agreement dated December 14, 2018, a third amending agreement dated March 21, 2019, a fourth amending agreement dated May 31, 2019, a fifth amending agreement made effective as of June 28, 2019, a sixth amending agreement made effective as of August 12, 2019, a seventh amending agreement made effective as of February 28, 2020 (the “Seventh Amending Agreement”), an eighth amending agreement made effective as of March 4, 2020 and a ninth amending agreement made effective as of March 13, 2020 (as so amended, the “Credit Agreement”), among Obsidian Energy Ltd. (by its former name, Penn West Petroleum Ltd.), as borrower (the “Borrower”), Royal Bank of Canada (“RBC”) and each of the other financial institutions party thereto, as lenders, and RBC, as administrative agent (the “Agent”), the Lenders agreed to provide to the Borrower the Credit Facilities.

B.	The Parties wish to amend the Credit Agreement and the Seventh Amending Agreement on the terms and conditions herein provided.

AGREEMENT:

NOW THEREFORE in consideration of the premises, the covenants and the agreements herein contained, the Parties agree as follows:

1.

Definitions. Capitalized terms used in this Tenth Amending Agreement will, unless otherwise defined herein, have the meanings attributed to such terms in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”). In addition, for purposes of this Tenth Amending agreement, the following capitalized terms have the following meanings:

“Aggregate Noteholder Principal Amount” means, as at the date of determination, the Canadian Dollar Exchange Equivalent of the outstanding principal amount of the Existing Notes.

“Bankruptcy or Insolvency” has the meaning attributed to it in the Intercreditor Agreement.

“Control” has the meaning attributed to it in the Intercreditor Agreement.

“Consensual Transaction” means a transaction, whether by amalgamation, merger or otherwise, consented to by the holders of all outstanding Existing Notes, that is consummated outside a Bankruptcy or Insolvency (including, without limitation, a proceeding under the Companies’ Creditors Arrangement Act (Canada), the Canada Business Corporations Act or the Business Corporations Act (Alberta)) and results in (a) a transfer of all or substantially all of the assets of the Borrower and its Subsidiaries to a Person or Persons or (b) Control of the Borrower and its Subsidiaries being transferred to a Person or Persons.

“Crystalized Make-Whole Amount” has the meaning attributed to it in the Intercreditor Agreement.

“February 28 Bank Amount” means [REDACTED].

“February 28 Noteholder Amount” means [REDACTED].

“Lender Protective Claim Amounts” means [REDACTED].

“Make-Whole Amounts” has the meaning attributed to it in the applicable Note Purchase Agreements, as in effect on the date hereof.

“New Hedging Obligations” means, collectively, all of the obligations, indebtedness and liabilities (present or future, absolute or contingent, mature or not) of the Borrower and its Subsidiaries under, pursuant or relating to any and all Hedging Agreements (under and as defined in the Intercreditor Agreement) entered into between a Hedge Provider (under and as defined in the Intercreditor Agreement) and the Borrower or a Subsidiary thereof from and after February 28, 2020.

“Note Agreements” has the meaning attributed to it in the Intercreditor Agreement.

“Note Agreements Default Rate” means the Default Rate (under and as defined in the applicable Note Purchase Agreements, as in effect on the date hereof).

“Noteholder Protective Claim Amounts” [REDACTED].

“Percentage Share” means:

(a)

as to the Aggregate Noteholder Principal Amount, the share of such amount as a percentage of the sum of: (i) the Aggregate Noteholder Principal Amount; and (ii) the Canadian Dollar Exchange Equivalent of the Aggregate Principal Amount; and

(b)

as to the Aggregate Principal Amount, the share of such amount as a percentage of the sum of: (i) the Aggregate Noteholder Principal Amount; and (ii) the Canadian Dollar Exchange Equivalent of the Aggregate Principal Amount.

“Secured Obligations” has the meaning attributed to it in the Intercreditor Agreement.

“Triggering Event” means (a) a Bankruptcy or Insolvency, (b) an acceleration of any of the Existing Notes or an acceleration or term out of Obligations, (c) a sale of all or substantially all of the assets of the Borrower and its Subsidiaries or (d) any transaction whereby the Borrower ceases to be a public company or any Person acquires, directly or indirectly, alone or in concert with other Persons, over a period of time or at any one time, Voting Securities in the capital of the Borrower aggregating in excess of 66 2/3% of all of the then issued and outstanding Voting Securities of the Borrower.

“True-Up Payment” means each permanent repayment or prepayment, as the case may be, of Secured Obligations and permanent reductions of the Commitment Amount after February 28, 2020, whether voluntary or through mandatory application of asset disposition proceeds or enforcement of obligations as a result of a Bankruptcy or Insolvency; provided, however, upon the occurrence of a Triggering Event, any such repayment or prepayment of Secured Obligations, regardless of whether it is a permanent reduction of the Commitment Amount shall be a True-Up Payment. For greater certainty, any voluntary repayment of the Aggregate Principal Amount in the ordinary course of business, as part of the revolving nature of the Credit Facilities, shall not result in a permanent reduction of the Commitment Amount.

“True-Up Payment Application” means, with respect to each True-Up Payment, or any application of proceeds or distribution under or pursuant to the Intercreditor Agreement, the application of such payment in the following manner:

(a)

if a Triggering Event has not occurred, (i) first, to repay the Aggregate Principal Amount, together with accrued and unpaid interest and fees on the amount so to be prepaid, to the extent that the Canadian Dollar Exchange Equivalent of the then outstanding Aggregate Principal Amount exceeds the February 28 Bank Amount, together with a corresponding dollar-for-dollar permanent reduction in the

Commitment Amount; and (ii) second, pro rata, on the basis of the February 28 Bank Amount and the February 28 Noteholder Amounts (A) to repay the Aggregate Principal Amount, together with accrued and unpaid interest and fees on the amount so to be prepaid, and a corresponding dollar for dollar permanent reduction in the Commitment Amount and (B) to repay the Aggregate Noteholder Principal Amount, together with accrued and unpaid interest on the amount so to be prepaid and any Make-Whole Amount (with any such Make-Whole Amount to be payable in accordance with the Note Agreements as if such Make-Amount Amount were required to be paid pursuant to an optional prepayment pursuant to Section 8.2 of the applicable Note Agreement made by the Borrower and calculated on the basis of the applicable maturity date of the Existing Notes, being November 30, 2021);

(b)	if a Triggering Event has occurred:

(i)

first, to repay pro rata (A) the Aggregate Principal Amount, together with accrued and unpaid interest and fees on the amount so to be prepaid, or the Aggregate Noteholder Principal Amount, together with accrued and unpaid interest on the amount so to be prepaid, whichever has had its Percentage Share increased from that existing at February 28, 2020 as of the time of the occurrence of such Triggering Event, until the Percentage Shares of the Canadian Dollar Exchange Equivalent of the Aggregate Principal Amount and the Aggregate Noteholder Principal Amount are equal to the Percentage Shares that existed on February 28, 2020, (B) the Cash Management Obligations and (C) New Hedging Obligations; and

(ii)	second:

(A)

if a Consensual Transaction has not occurred, pro rata to repay the Secured Obligations (other than any Make-Whole Amounts), including, without limitation, the Lender Protective Claim Amounts and the Noteholder Protective Claim Amounts, in each case calculated on the date of payment thereof, and in the case of each Existing Note, the applicable Crystallized Make-Whole Amount; and

(B)	if a Consensual Transaction has occurred, pro rata to repay the Secured Obligations (other than any Crystallized Make-Whole Amount) including, without limitation, any Make-Whole Amounts.

2.	Amendments to Seventh Agreement. Effective as of the Tenth Amendment Date, the Seventh Amending Agreement is hereby amended as follows:

(a)	The definitions provided for in the second sentence of Section 1 of the Seventh Amending Agreement are hereby deleted in their entirety.

(b)	Section 2 of the Seventh Amending Agreement is hereby deleted in its entirety and “[Intentionally Deleted]” is hereby substituted therefor.

(c)	Section 8 of the Seventh Amending Agreement is hereby deleted in its entirety and “[Intentionally Deleted]” is hereby substituted therefor.

3.	Amendments to Credit Agreement. Effective as of the Tenth Amendment Date, the Credit Agreement is hereby amended as follows:

(a)	Section 13.1(e) of the Credit Agreement is hereby amended by adding the following new clause (xiv) immediately following the existing clause (xiii) thereof:

“(xiv) Resignation or Replacement of Auditors. Within 10 days following the date on which the Borrower’s auditors resign or the Borrower elects to change auditors, as the case may be, notification thereof, together with such further information as the Majority Lenders may request.”

(b)	Section 13.2(i) of the Credit Agreement is hereby amended to delete reference to “other Loan Party” therein and to substitute therefor “any Subsidiary”.

(c)	Section 13.3 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

13.3	Financial Covenants

While any Obligations under the Credit Facilities are outstanding or any Accommodation under the Credit Facilities remains available:

(a)

Consolidated Total Debt to Consolidated Total Capitalization. The Borrower will not permit Consolidated Total Debt to exceed 75% of Consolidated Total Capitalization as at the end of any fiscal quarter of the Borrower.

(b)

Definitions. Solely for the purposes of this Section 13.3 and the calculation of the financial covenants described in paragraph (a) above, “Consolidated Total Capitalization” and “Consolidated Total Debt”, shall have the meanings ascribed thereto in the note purchase agreements governing the Existing Notes as at March 27, 2020.”

(d)	The definition of “Permitted Distribution” in Schedule A of the Credit Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:

“Permitted Distribution” means (a) any Distribution by a Loan Party to another Loan Party that in either case, owns the shares or Debt thereof, (b) any Distribution made in accordance with the PROP Partnership Agreement so long as the Loan Parties are paid their ratable share thereof, and (c) any Distribution to the extent payable in common shares or other similar equity interests of the Borrower.

(e)

The words “the Canadian Dollar Exchange Equivalent of the aggregate of the amount of principal outstanding from time to time under of the Existing Notes” in clause (ii) of the definition of “Borrowing Base Shortfall” in Schedule A of the Credit Agreement is hereby deleted and the words “the Canadian Dollar Exchange Equivalent of the aggregate of the amount of principal outstanding from time to time under the Existing Notes” are substituted therefor.

4.

Extension. The parties hereto hereby confirm and agree that, as of the Tenth Amendment Date, the Revolving Period is extended to, and therefore the Term Conversion Date shall be, May 31, 2021; provided that:

(a)

on March 31, 2020, the Revolving Period shall end, without further action by the Agent or any of the Lenders if the Borrower has not concluded and entered into definitive documentation with its landlord, Degi Homburg Harris Limited Partnership (together with its successors and assigns, the “Landlord”), in respect of: (A) a reduction of the net rent payable under the amended and restated lease agreement dated as of April 15, 2008 between the Borrower and the Landlord (as amended and supplemented to the date hereof, the “Office Lease”) to an aggregate amount not to exceed [REDACTED] and (B) an indemnity in respect of the existing subleases of the Office Lease, such definitive documentation in form and substance satisfactory to the Agent and each of the Lenders, each in their sole and absolute discretion, and the Agent and the Lenders shall have received an officer’s certificate of the Borrower attaching certified true and complete copies of such definitive documentation; and

(b)

if any one of the Lenders, in its sole and absolute discretion, provides notice to the Agent and the Borrower in writing on or before June 22, 2020 that the Revolving Period shall end, and therefore the Term Conversion Date shall be, June 30, 2020, then the Revolving Period shall be deemed to end on, and the Term Conversion Date shall be, June 30, 2020 for all purposes hereof and of the other Documents and without the requirement for any step or action whatsoever.

Notwithstanding the foregoing extension set forth in this Section 4 of this Agreement or the definition of “Term Period” set forth in the Credit Agreement, the last day of the Term Period shall be November 30, 2021; provided that, if the Revolving Period shall, at any time, end on or before June 30, 2020 pursuant to the foregoing, then the last day of the Term Period shall be April 1, 2021.

5.

Prepayments of Existing Notes and Aggregate Principal Amount. Notwithstanding any provision in the Credit Agreement or any other Document to the contrary, any amount be applied by the Borrower or any Subsidiary thereof for permanent repayments or prepayments, as the case may be, of the Aggregate Principal Amount and permanent reductions of the Commitment Amount after February 28, 2020, whether voluntary or through mandatory application of asset disposition proceeds or enforcement of obligations as a result of a Bankruptcy or Insolvency, shall be a True-Up Payment and shall be made to the Agent and/or the holders of the Existing Notes, as the case may be, in accordance with the True-Up Payment Application, and, for certainty, any such repayment or prepayment of the Aggregate Principal Amount shall result in an automatic and corresponding dollar-for-dollar permanent reduction in the Commitment Amount. For greater certainty, any voluntary repayment of the Aggregate Principal Amount in the ordinary course of business, as part of the revolving nature of the Credit Facilities, shall not result in a permanent reduction of the Commitment Amount.

6.	Conditions Precedent. This Tenth Amending Agreement is only effective upon and is subject to the satisfaction of the following conditions precedent:

(a)	the accuracy and completeness in all respects of the Borrower’s representations and warranties in Section 14 hereof; and

(b)	there shall have been amendments and restatements to the Note Purchase Agreements to:

(i)	extend the maturity date of all Existing Notes due April 7, 2020, May 29, 2020 and December 2, 2020, in each case, to a date no earlier than November 30, 2021;

(ii)	provide for, and otherwise permit, True-Up Payments in accordance with the True-Up Payment Application;

(iii)	provide for a reporting notice with respect to the resignation or replacement of auditors of the Borrower;

(iv)

provide for the revision of the definition of “Remaining Average Life” therein to provide that the number of years for which Remaining Average Life is to be calculated is calculated to two decimal places rather than the nearest one-twelfth year; and

(v)

such other amendments as are: (x) expressly contemplated by the Note Purchase Agreements amendment agreement dated as of March 13, 2020, a certified copy of which had been previously delivered to the Agent and the Lenders on March 13, 2020; (y) administrative in nature and acceptable to Blake, Cassels & Graydon LLP, as counsel to the Agent and the Lenders; and (z) made to conform the Note Purchase Agreements to the covenants set forth in the Credit Agreement (including as contemplated to be amended hereby), in each case, pursuant to amending agreements to the Note Purchase Agreements, each in form and substance satisfactory to the Agent and each of the Lenders, each in their sole and absolute discretion, and the Agent and the Lenders shall have received an officer’s certificate of the Borrower attaching certified true and complete copies of such amending agreements;

(c)

there shall not have been any amendments to the Note Purchase Agreements other than as expressly contemplated by Section 6(b) above, and the Agent and the Lenders shall have received an officer’s certificate of the Borrower attaching certified true and complete copies of such amending agreements;

(d)

the Intercreditor Agreement shall, concurrently with the effectiveness of this Tenth Amending Agreement, have been amended and restated to provide for, and otherwise recognize as between the holders of Secured Obligations (under and as defined in the Intercreditor Agreement) True-Up Payments in accordance with the True-Up Payment Application whether prior to or after the occurrence of any Enforcement Action (as defined in the Intercreditor Agreement); including, for certainty and for purposes of section 9(a) of the Intercreditor Agreement, a restatement of clause “FOURTH” thereof to reflect subparagraph (b) of the definition of True-Up Application, such amending agreement to the Intercreditor Agreement in form and substance satisfactory to the Agent and each of the Lenders, each in their sole and absolute discretion; and

(e)

Lenders’ counsel, Blake, Cassels & Graydon LLP, and the Financial Advisor shall each have received payment of all then outstanding fees, disbursements and charged expenses of Blake, Cassels & Graydon LLP and the Financial Advisor.

The foregoing conditions precedent are for the sole benefit of the Agent and the Lenders and may be waived, in whole or in part and with or without further conditions, in the sole discretion of the Agent and the Lenders.

7.

Representations and Warranties. To confirm each Lender’s understanding concerning the Borrower and its business, properties and obligations, and to induce the Agent and each Lender to enter into this Tenth Amending Agreement, the Borrower hereby reaffirms to the Agent and each Lender that, as of the Tenth Amendment Date, its representations and warranties contained in Section 12.1 of the Credit Agreement, as amended by this Tenth Amending Agreement, and except to the extent such representations and warranties relate solely to an earlier date, are true and correct in all material respects and additionally represents and warrants as follows on the Tenth Amendment Date:

(a)

it has full corporate power and capacity to enter into this Tenth Amending Agreement and to perform its obligations hereunder and under the Credit Agreement, as amended by this Tenth Amending Agreement;

(b)	this Tenth Amending Agreement, and the performance by it of its obligations under the Credit Agreement, as amended by this Tenth Amending Agreement:

(i)	have been duly authorized, executed and delivered by it; and

(ii)

do not conflict with or contravene or constitute a default or create a Lien, other than a conflict, contravention, default or Lien which would not reasonably be expected to have a Material Adverse Effect or a Lien which is a Permitted Encumbrance, under:

(A)	its constating documents, by-laws, any resolution of its Directors or any shareholders’ or partnership agreement in respect of the Borrower;

(B)	any agreement or document to which it is a party or by which any of its property is bound; or

(C)	any applicable Law;

(c)

the Credit Agreement, as amended by this Tenth Amending Agreement and the Seventh Amending Agreement, as amended by this Tenth Amending Agreement, each constitutes a valid and binding obligation of the Borrower, and is enforceable against the Borrower in accordance with the terms thereof, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar statutes affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(d)	no Default or Event of Default has occurred and is continuing.

8.

Continuing Effect. Each of the parties hereto acknowledges and agrees that the Amended Credit Agreement (including the Seventh Amending Agreement) and all other documents entered into in connection therewith, will be and continue in full force and effect and are hereby confirmed and the rights and obligations of all parties thereunder will not be affected or prejudiced in any manner except as specifically provided herein. The Borrower hereby further acknowledges and agrees that all Security granted by it to the Agent for its own benefit and on behalf of the Lender Secured Parties and others in connection with the Credit Agreement (including the Seventh Amending Agreement) and any other documents executed and delivered pursuant thereto or in connection therewith, including confirmations and acknowledgements thereof, continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security interests and covenants therein contained or thereby constituted, as continuing security for all indebtedness, liabilities and other obligations of the Borrower under the Amended Credit Agreement and each other Document to which it is a party.

9.

Expenses. The Borrower will pay or reimburse the Agent and the Lenders, as applicable, for the reasonable out of pocket expenses, including reasonable legal fees and disbursements (on a solicitor and his own client full indemnity basis) and enforcement costs, incurred by the Agent and the Lenders, as applicable, in connection with the negotiation, preparation, execution and maintenance of the Amended Credit Agreement and of this Tenth Amending Agreement.

10.

Counterparts. This Tenth Amending Agreement may be executed in any number of counterparts (including by facsimile or other electronic transmission), each of which when executed and delivered will be deemed to be an original, but all of which when taken together constitutes one and the same instrument. Any party hereto may execute this Tenth Amending Agreement by signing any counterpart.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

THIS TENTH AMENDING AGREEMENT has been executed effective the date first written above.

OBSIDIAN ENERGY LTD., as Borrower

By:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

[Tenth Amending Agreement – Obsidian]

ROYAL BANK OF CANADA,
as Agent on behalf of the Lenders

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Manager, Agency

By:
Name:
Title:

[Tenth Amending Agreement – Obsidian]

ROYAL BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Authorized Signatory

By:
Name:
Title:

[Tenth Amending Agreement – Obsidian]

THE BANK OF NOVA SCOTIA, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Director

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Manager

[Tenth Amending Agreement – Obsidian]

BANK OF MONTREAL, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Managing Director

By:
Name:
Title:

[Tenth Amending Agreement – Obsidian]

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Director

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Account Manager

[Tenth Amending Agreement – Obsidian]

EXPORT DEVELOPMENT CANADA, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Special Risk Manager

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Special Risks Manager

[Tenth Amending Agreement – Obsidian]

ATB FINANCIAL, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Director

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Associate Director

[Tenth Amending Agreement – Obsidian]

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Manager

By:
Name:
Title:

[Tenth Amending Agreement – Obsidian]

NATIONAL BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Manager

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Manager

[Tenth Amending Agreement – Obsidian]

BUSINESS DEVELOPMENT BANK OF
CANADA, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Assistant Vice-President
Business Restructuring

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Director

[Tenth Amending Agreement – Obsidian]

ACKNOWLEDGEMENT:

Obsidian Energy Ltd. (by its former name, Penn West Petroleum Ltd.), 1647456 Alberta Ltd., Penn West Northern Harrier Partnership, Obsidian Energy Partnership (by its former name, Penn West Petroleum), Penn West PROP Holdco Ltd., Penn West PROP Limited Partnership and Penn West Sandhill Crane Ltd. (each a “Guarantor”, and collectively, the “Guarantors”) each hereby acknowledge and consent to the Tenth Amending Agreement and acknowledge, agree and confirm that the guarantee dated May 18, 2017 (the “Guarantee”), provided by the Guarantors for the benefit of the Lender Secured Parties, and all representations, warranties, covenants and other obligations set forth therein are binding on the Guarantors and continue in full force and effect as a guarantee of all of the Lender Secured Obligations. Each Guarantor hereby restates the terms set forth in the Guarantee to the extent necessary under applicable Law to give effect to the foregoing. The Guarantors hereby further acknowledge and agree that all Security granted by each of the Guarantors to the Agent on behalf of the Lender Secured Parties and others in connection with the Guarantee, the Credit Agreement and any other documents executed and delivered pursuant thereto or in connection therewith, continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security for all indebtedness, liabilities and other obligations of the undersigned.

Acknowledged as of the Tenth Amendment Date.

OBSIDIAN ENERGY LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

PENN WEST NORTHERN HARRIER
PARTNERSHIP, by its managing partner,
PENN WEST SANDHILL CRANE LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Tenth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

OBSIDIAN ENERGY PARTNERSHIP, by its managing partner, OBSIDIAN ENERGY LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

[Tenth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST PROP HOLDCO LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Tenth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST PROP LIMITED
PARTNERSHIP, by its general partner,
PENN WEST PROP HOLDCO LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Tenth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST SANDHILL CRANE LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Tenth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

1647456 ALBERTA LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Tenth Amending Agreement – Obsidian (Guarantor Acknowledgment)]